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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 17, 2005



                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)



       Nevada                   333-102117              45-0487294
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 (State or other                 (Commission            (IRS Employer
 jurisdiction of                 File Number)        Identification No.)
  incorporation)


                              Paxhill,  Park Lane,
                      Lindfield, West Sussex, UK, RH16 2QS
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        (Address of principal executive offices, including Zip Code)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-487100



                                    No Change
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         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


The Company has acquired Mayfair Mining & Minerals (UK) Ltd., a U.K. corporation, as a wholly-owned subsidiary. The subsidiary corporation, which has no assets or liabilities, was acquired from Clive de Larrabeiti, President of the Company, for US$150, the actual cost of forming the corporation. The Company owns 100% of the issued and outstanding shares of the subsidiary.

The Company anticipates utilizing Mayfair Mining & Minerals (UK) Ltd. ("Mayfair UK") as a joint venture and project acquisition and management vehicle for the Company.

On January 17, 2005, Mayfair UK entered into a joint venture agreement with Mwaca Mines and Gemstones Ltd. and Kasazi Mining Ltd., two (2) private Zambian corporations owned and controlled by the Nyendwa Family of Kafue, Zambia (the two corporations and the family members referred to herein as the "Nyendwa Family"). The purpose of the joint venture will be to explore and develop three
(3) of the Nyendwa Family's properties under mining license from the Zambian government. The three (3) separate properties are located in the region of the Funswe River, Nansenga Stream, Zambia, and in the Mapatizya constituency of the Kalomo District of Zambia.

The agreement provides for the the parties to form a new Zambian corporation ("New Company") and the Nyendwa Family, shall assign, transfer and convey into the New Company all licenses and all rights to mining and mining licenses held by them, to extract minerals at and from those certain properties referred to as Funswe River, Nansega Stream, and the property referred to as the "Amethyst Mine" in the Mapatizya constituency of the Kalomo District of Zambia. As full consideration for the transfer of the mining licenses for the subject properties, the Nyendwa Family will receive 30% of the total equity in the New Company.

Mayfair UK, as full consideration for its 70% of the total equity in the New Company, will fund the set up and operations of the New Company with a first 12 months' budget of US $150,000, with subsequent 12-month budgets and the funding thereof to be established and agreed upon by the Board of Directors of the New Company.

The Funswe River property lies within 40 km of Kafue, Zambia, and contains approximately 70 square kilometres. The Nansenga Stream property area contains 20 square kilometres and is situated approximately 30 kilometres south of Kafue, Zambia. The Kalomo property is located approximately 115 kilometers from Kalomo town and 415 kilometres from Kafue, Zambia.

The agreement is for successive terms of 10 years.

There are no material relationships between the registrant or its affiliates and any of the parties, other than in respect of the agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits:

Item 601(a)
of Regulation S-K

Exhibit No.           Description
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10       Joint Venture Agreement among Mayfair Mining & Minerals (UK) Ltd.,
         Mwaca Mines and Gemstones Ltd. and Kasazi Mining Ltd., dated January 17, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
                                            ------------------------------------
                                            Clive de Larrabeiti, President




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                                INDEX TO EXHIBITS



Exhibit No.     Description
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10       Joint Venture Agreement among Mayfair Mining & Minerals (UK) Ltd.,
         Mwaca Mines and Gemstones Ltd. and Kasazi Mining Ltd., dated January 17, 2005